May 31, 2001

                         SUPPLEMENT TO THE PROSPECTUS OF
                            PIONEER WORLD EQUITY FUND
                               DATED JULY 31, 2000
                 (SUPERSEDES SUPPLEMENT DATED JANUARY 30, 2001)

All references in the supplemented prospectus to The Pioneer Group, /Inc. are changed to Pioneer. All references in the supplemented prospectus to Pioneering Services Corporation (PSC) are changed to Pioneer Investment Management Shareholder Services, Inc. (PIMSS).

The Trustees of the fund have changed the fund's name to Pioneer International Equity Fund and have revised the fund's investment policies as discussed in this supplement. Both of these changes will be effective July 30, 2001.

The following supplements the sections of the prospectus referenced below. Please refer to the prospectus for the full text of the supplemented section.

BASIC INFORMATION ABOUT THE FUND

INTERNATIONAL INVESTING
The fund primarily invests in the securities of issuers that are organized and have their principal offices outside the United States.

PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in common stocks and other equity securities of non-U.S. issuers. Under normal conditions, the fund invests at least 80% of its assets in these securities. The fund focuses on securities of issuers located in countries with developed markets but may allocate up to 10% of its assets in countries with emerging economies or securities markets. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries.

The fund uses a "growth at a reasonable price" style of management. The fund seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer Investment Management, Inc., the fund's investment adviser, employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
|X| Favorable expected returns relative to perceived risk
|X| Above average potential for earnings and revenue growth
|X| Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
|X| Low market valuations relative to earnings forecast, book value, cash flow and sales

PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
|X| The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)
|X| Equity securities of non-U.S. issuers or growth stocks fall out of favor with investors

COMPARISON WITH MSCI INDEX
In the future, the fund will compare its performance to the MSCI EAFE (Europe, Australasia, Far East) Index. This index is a widely recognized capitalization-weighted measure of stocks traded in developed international stock markets.

OTHER INVESTMENT STRATEGIES
As discussed, the fund invests primarily in non-U.S. equity securities to seek long-term capital growth.


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INVESTMENTS OTHER THAN NON-U.S. EQUITY SECURITIES
The fund may invest up to 20% of its total assets (at the time of purchase) in debt securities, cash and cash equivalents. The debt securities may be issued by U.S. or non-U.S. corporate and government issuers.

MANAGEMENT
The next paragraph replaces the section entitled "Pioneer Group":

Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2000, assets under management were $103 billion worldwide, including over $21 billion in assets under management by Pioneer.

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

PORTFOLIO MANAGER
Pioneer's Global Equity Team manages the fund's portfolio. This team provides research and investment management for the fund and for other Pioneer mutual funds investing in global equities.

The team uses the research of Pioneer's Global Research Team, which provides fundamental research on companies and buy and sell recommendations on stocks. The Global Equity portfolio managers meet regularly to discuss those recommendations and to review portfolio positioning and strategy.

The team draws upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Members of the Global Equity Team and of the Global Research Team are located in Boston and Dublin.

DISTRIBUTOR AND TRANSFER AGENT
The distributor and the transfer agent are affiliates of Pioneer.

BUYING, EXCHANGING AND SELLING SHARES
The following paragraph replaces the section entitled "Reinvestment (Class A)":

REINVESTMENT (CLASS A)
The reinvestment program is no longer available.

The following paragraphs replace the section entitled "Reinstatement privilege for Class A shares":

REINSTATEMENT PRIVILEGE FOR CLASS A AND CLASS B SHARES
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
|X| You must send a written request to the transfer agent no more than six months after selling your shares and
|X| The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.




                                                                   10095-00-0501
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds